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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 March 5, 2004

                            -----------------------

                            First Financial Bancorp
             (Exact name of registrant as specified in its charter)

              California                                 94-2822858
    (State or other jurisdiction of         (IRS Employer Identification Number)
     Incorporation or organization)

                                     0-12499
                              (Commission File No.)

          701 South Ham Lane
            Lodi, California                               95242
 (Address of principal executive offices)                (Zip code)

                                 (209) 367-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

        (c)     Exhibits

        Exhibit No.       Description
        -----------       -----------

        99.1 Press release issued by First Financial Bancorp on March 5, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K

Item 9.  Regulation FD disclosure

     The following information is furnished under this Item 9 in satisfaction of
Item 12, "Disclosure of Results of Operations and Financial Condition."

     On March 5, 2004, First Financial Bancorp announced its earnings for the fourth quarter and year to date for the 2003 fiscal year. A copy of the press release dated March 5, 2004, is attached as Exhibit 99.1.

     This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 12 filing requirements (Release No. 34-47583).




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           First Financial Bancorp


                                           By: /s/ Allen R. Christenson
                                               ------------------------
                                               Allen R. Christenson
                                               Senior Vice President
                                               Chief Financial Officer

Date: March 5, 2004


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                                                             EXHIBIT INDEX

Exhibit           Description
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99.1              Press Release dated March 5, 2004